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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 25, 2006
                Date of Report (Date of Earliest Event Reported)

                          ALTIGEN COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

            Delaware                   000-27427               94-3204299
(State or other Jurisdiction     (Commission File No.)       (IRS Employer
       of Incorporation)                                   Identification No.)

                     4555 Cushing Parkway, Fremont CA 94538
          (Address of principal executive offices, including zip code)

                                  510-252-9712
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 25, 2006, AltiGen Communications, Inc. (the "Registrant") held a publicly accessible conference call with analysts and investors to report its financial results for the quarter ended December 31, 2005. The transcript of the conference call is furnished as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (d)  Exhibits.

           The following exhibit is furnished with this report on Form 8-K:

           99.1    Transcript of Earnings Conference Call dated January 25, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALTIGEN COMMUNICATIONS, INC.


                                              By: /s/Philip M. McDermott
                                                  ------------------------------
                                                  Name: Philip M. McDermott
                                                  Title: Chief Financial Officer


Date: January 30, 2006

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Exhibit 99.1 Transcript of Earnings Conference Call dated January 25, 2006.

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